TCW FUNDS, INC.

Supplement Dated October 1, 2010 to Summary Prospectus

Dated February 8, 2010

The TCW Conservative Allocation Fund will invest, in addition to the TCW Funds, in the Metropolitan West Intermediate Bond, Metropolitan West High Yield Bond and Metropolitan West Total Return Bond Funds. Metropolitan West Asset Management, LLC, investment advisor to the Metropolitan West Funds, and TCW Investment Management Company, investment advisor to the TCW Funds, are affiliates by reason of each of them being a wholly-owned subsidiary of the TCW Group, Inc.

SPCon10/10